Exhibit 99.2

QUARTERLY SUPPLEMENTAL 2Q 2024

3 COMPANY OVERVIEW

Company Information 3

6 FINANCIAL INFORMATION

Reconciliation of Funds from Operations 6

Debt Summary 7

Debt Maturities and Debt Metrics 8

9 PORTFOLIO INFORMATION

Lease and Loan Maturity Schedule 9

Total Assets and Revenues by Asset Type, Operator, State and Country 10

Rent Coverage 13

Summary of Investments and Development Projects 15

16 FINANCIAL STATEMENTS

Consolidated Statements of Income 16

Consolidated Balance Sheets 17

Investments in Unconsolidated Real Estate Joint Ventures 18

Investments in Unconsolidated Operating Entities 19

Appendix - Non-GAAP Reconciliations 20



FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, asset sales and other liquidity transactions (including the use of proceeds thereof), expected returns on investments and financial performance, expected trends and performance across our various markets, and expected outcomes from Steward's restructuring process. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that the bankruptcy restructuring of Steward, the Company's largest tenant, does not result in MPT recovering deferred rent or its other investments in Steward at full value, within a reasonable time period or at all; (ii) macroeconomic conditions, including due to geopolitical conditions and instability, which may lead to a disruption of or lack of access to the capital markets, disruptions and instability in the banking and financial services industries, rising inflation and movements in currency exchange rates; (iii) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (iv) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (v) MPT's ability to obtain debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact its ability to pay down, refinance, restructure or extend its indebtedness as it becomes due, or pursue acquisition and development opportunities; (vi) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (vii) the economic, political and social impact of, and uncertainty relating to, the potential impact from health crises (like COVID-19), which may adversely affect MPT's and its tenants' business, financial condition, results of operations and liquidity; (viii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (ix) the nature and extent of our current and future competition; (x) international, national and local economic, real estate and other market conditions, which may negatively impact, among other things, the financial condition of our tenants, lenders and institutions that hold our cash balances, and may expose us to increased risks of default by these parties; (xi) factors affecting the real estate industry generally or the healthcare real estate industry in particular; (xii) our ability to maintain our status as a REIT for income tax purposes in the U.S. and U.K.; (xiii) federal and state healthcare and other regulatory requirements, as well as those in the foreign jurisdictions where we own properties; (xiv) the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis; (xv) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (xvi) potential environmental contingencies and other liabilities; (xvii) the risk that expected asset sales do not occur at the agreed upon terms or at all; (xviii) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (xix) the cooperation of our joint venture partners, including adverse developments affecting the financial health of such joint venture partners or the joint venture itself; and (xx) the risks and uncertainties of litigation or other regulatory proceedings.

The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

Pictured above: Klinik am Burggraben - Bad Salzuflen, Germany - Operated by MEDIAN. On the cover: Málaga Center of Excellence - Málaga, Spain - Operated by GenesisCare.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024 2

As of June 30, 2024. COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions M real estate investment trust formed in 2003 and recapitalizations and allows operators to acquire and develop net-leased hospital facilities. of hospitals to unlock the value of their real From its inception in Birmingham, Alabama, the estate assets to fund facility improvements, Company has grown to become one of the world’s technology upgrades and other investments largest owners of hospital real estate. in operations. 435 53 ~42,000 31 9 properties operators beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024 3

MPT Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner 1000 Urban Center Drive, Suite 501 Caterina A. Mozingo Birmingham, AL 35242 Emily W. Murphy (205) 969-3755 Elizabeth N. Pitman (205) 969-3756 (fax) D. Paul Sparks, Jr. Michael G. Stewart www.medicalpropertiestrust.com C. Reynolds Thompson, III MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024 4

INVESTOR RELATIONS Drew Babin Tim Berryman Head of Financial Strategy and Investor Relations Managing Director of Investor Relations (646) 884-9809 dbabin@medicalpropertiestrust.com (205) 397-8589 tberryman@medicalpropertiestrust.com Transfer Stock Exchange Agent Listing and Trading Symbol Equiniti Trust Company, LLC New York Stock Exchange 6201 15th Avenue (NYSE): MPW Brooklyn, NY 11219 https://equiniti.com/us Klinik Berlin Kladow—Berlin, Germany—Operated by MEDIAN. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024 5

FINANCIAL INFORMATION RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Six Months Ended June 30, 2024 June 30, 2023 June 30, 2024 June 30, 2023 FFO INFORMATION: Net loss attributable to MPT common stockholders $ (320,635) $ (42,037) $ (1,196,260) $ (9,243) Participating securities’ share in earnings (654) (469) (654) (984) Net loss, less participating securities’ share in earnings $ (321,289) $ (42,506) $ (1,196,914) $ (10,227) Depreciation and amortization 117,239 382,244 211,482 484,204 Gain on sale of real estate (384,824) (167) (383,401) (229) Real estate impairment charges 499,324—499,324 52,104 Funds from operations $ (89,550) $ 339, 571 $ (869,509) $ 525, 852 Write-off of billed and unbilled rent and other 1,188 95,642 3,005 135,268 Other impairment charges, net 48,885—741,973—Litigation and other 11,738 2,502 17,608 10,228 Share-based compensation adjustments—(4,363)—(4,363) Non-cash fair value adjustments 159,247 8,374 380,523 4,253 Tax rate changes and other 4,895 (157,230) 4,588 (164,535) Debt refinancing and unutilized financing costs 2,964 816 2,964 816 Normalized funds from operations $ 139, 367 $ 285, 312 $ 281, 152 $ 507, 519 Certain non-cash and related recovery information: Share-based compensation $ 8,521 $ 10,800 $ 16,154 $ 22,629 Debt costs amortization $ 4,936 $ 5,203 $ 9,775 $ 10,324 (A) $—$ (129,494) $—$ (150,357) Non-cash rent and interest revenue (B) $ 540 $ 2,380 $ 6,288 $ 33,736 Cash recoveries of non-cash rent and interest revenue Straight-line rent revenue from operating and finance leases $ (40,786) $ (60,825) $ (88,032) $ (123,414) PER DILUTED SHARE DATA: Net loss, less participating securities’ share in earnings $ (0.54) $ (1.99) $ (0.07) $ (0.02) Depreciation and amortization 0.20 0.64 0.35 0.81 Gain on sale of real estate (0.64)—(0.64)—Real estate impairment charges 0.83—0.83 0.09 Funds from operations $ (0.15) $ 0.57 $ (1.45) $ 0.88 Write-off of billed and unbilled rent and other—0.16 0.01 0.23 Other impairment charges, net 0.08—1.24—Litigation and other 0.02—0.03 0.01 Share-based compensation adjustments — — Non-cash fair value adjustments 0.27 0.01 0.63—Tax rate changes and other 0.01 (0.26) 0.01 (0.27) Debt refinancing and unutilized financing costs — — Normalized funds from operations $ 0.23 $ 0.48 $ 0.47 $ 0.85 Certain non-cash and related recovery information: Share-based compensation $ 0.01 $ 0.02 $ 0.03 $ 0.04 Debt costs amortization $ 0.01 $ 0.01 $ 0.02 $ 0.02 (A) $—$ (0.22) $—$ (0.25) Non-cash rent and interest revenue (B) Cash recoveries of non-cash rent and interest revenue $—$—$ 0.01 $ 0.06 Straight-line rent revenue from operating and finance leases $ (0.07) $ (0.10) $ (0.15) $ (0.21) Notes: Investors and analysts following the real estate industry utilize funds from operations ( FFO ) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the (Loss) earnings from equity interests line on the consolidated statements of income. (A) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind ( PIK ) interest or other accruals. (B) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. 6 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

FINANCIAL INFORMATION (As of June 30, 2024) ($ amounts in thousands) DEBT SUMMARY Debt Instrument Rate Type Rate Balance (A)(B) Variable 5.164%—6.931% $ 691,604 2026 Credit Facility Revolver (B) 2027 Term Loan Variable 7.144% 200,000 (A) Fixed 3.325% 535,650 3.325% Notes Due 2025 (500M) (A) (C) 2.349% 752,378 2025 GBP Term Loan (595M) Fixed (A) 0.993% Notes Due 2026 (500M) Fixed 0.993% 535,650 5.250% Notes Due 2026 Fixed 5.250% 500,000 (A) Fixed 2.500% 632,250 2.500% Notes Due 2026 (500M) 5.000% Notes Due 2027 Fixed 5.000% 1,400,000 (A) 3.692% Notes Due 2028 (600M) Fixed 3.692% 758,700 4.625% Notes Due 2029 Fixed 4.625% 900,000 (A) Fixed 3.375% 442,575 3.375% Notes Due 2030 (350M) 3.500% Notes Due 2031 Fixed 3.500% 1,300,000 (A) Fixed 6.877% 798,379 2034 Secured GBP Term Loan (631M) $ 9,447,186 Debt issuance costs and discount (78,122) Weighted average rate 4.174% $ 9,369,064 Variable 9% Fixed 91% (A) Non-USD denominated debt converted to U.S. dollars at June 30, 2024. (B) Amended Credit Facility agreement on August 6, 2024 which, among other things, reduced total revolving commitments to $1.28 billion and increased borrowing spreads to 300 basis points effective June 30, 2024 during the Modified Covenant Period. (C) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the benchmark variable interest rate of the loan. Effective June 30, 2024, the rate increased to 3.699% during the Modified Covenant Period. 7 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

FINANCIAL INFORMATION (As of June 30, 2024) ($ amounts in thousands) DEBT MATURITIES Senior Unsecured Year Term Loans/Revolver Total Debt % of Total Notes 2024 $—$—$—0.0% 2025 535,650 752,378 1,288,028 13.6% 2026 1,667,900 691,604 2,359,504 25.0% 2027 1,400,000 200,000 1,600,000 16.9% 2028 758, 700—758,700 8.0% 2029 900, 000—900,000 9.5% 2030 442,575—442,575 4.7% 2031 1,300,000—1,300,000 13.8% 2032 ——0.0% 2033 ——0.0% 2034—798,379 798,379 8.5% Totals $ 7,004,825 $ 2,442,361 $ 9,447,186 100.0% DEBT BY LOCAL CURRENCY Senior Unsecured Term Loans/Revolver Total Debt % of Total Notes United States $ 4,100,000 $ 567, 000 $ 4,667,000 49.4% United Kingdom 1, 833,525 1,550,757 3,384,282 35.8% Europe 1,071,300 324,604 1,395,904 14.8% Totals $ 7,004,825 $ 2,442,361 $ 9,447,186 100.0% DEBT METRICS For the Three Months Ended June 30, 2024 Adjusted Net Debt to Annualized EBITDAre Ratios: Adjusted Net Debt $ 8, 234,482 Adjusted Annualized EBITDAre 1,028,044 Adjusted Net Debt to Adjusted Annualized EBITDAre Ratio 8.0x Adjusted Net Debt $ 8, 234,482 Transaction Adjusted Annualized EBITDAre 1,022,668 Adjusted Net Debt to Transaction Adjusted Annualized EBITDAre Ratio 8.1x Leverage Ratio: Unsecured Debt $ 8, 648,807 Secured Debt 798,379 Total Debt $ 9, 447,186 (A) Total Gross Assets 17, 612,653 Financial Leverage 53.6% Interest Coverage Ratio: Interest Expense $ 101,430 Capitalized Interest 1,905 Debt Costs Amortization (3, 791) Total Interest $ 99,544 Adjusted EBITDAre $ 257,011 Adjusted Interest Coverage Ratio 2.6x (A) Total Gross Assets equals total assets plus accumulated depreciation and amortization. See appendix for reconciliation of Non-GAAP financial measures. 8 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

PORTFOLIO INFORMATION (A) LEASE AND LOAN MATURITY SCHEDULE ($ amounts in thousands) Percentage of Total (B) (C) (D)(E) Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 4 $ 9,890 2024 0.8% 2025 2 4,962 0.4% 2026 2 1,152 0.1% 2027 1 3,588 0.3% 8 20,447 2028 1.6% 6 16,250 2029 1.3% 11 6,656 2030 0.5% 4 4,893 2031 0.4% 41 70,985 2032 5.5% 6 7,415 2033 0.6% 338 1,127,793 Thereafter 88.5% 423 # $ 1,274,031 100.0% Percentage of total base rent/interest 100% 88.5% 90% 80% 70% 60% 50% 40% 30% 20% 5.5% 10% 1.6% 1.3% 0.8% 0.4% 0.1% 0.3% 0.5% 0.4% 0.6% 0% (A) Schedule includes leases and mortgage loans and related terms as of June 30, 2024. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (approximately 0.2% of total assets), and facilities that are under development. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. (E) As Steward is currently going through the bankruptcy and retenanting process, the amounts shown above represent what is contractually owed per the lease/loan agreements. 9 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

PORTFOLIO INFORMATION

TOTAL ASSETS AND REVENUES BY ASSET TYPE

(June 30, 2024)

($ amounts in thousands)

Asset Types	Properties	Total Assets[(A)]	Percentage of Total Assets	Q2 2024 Revenues	Percentage of Q2 2024 Revenues
General Acute Care Hospitals	189	$ 9,783,458	60.4%	$ 173,133	65.0%
Behavioral Health Facilities	70	2,433,787	15.0%	52,957	19.9%
Post Acute Care Facilities	133	1,689,844	10.5%	34,493	12.9%
Freestanding ER/Urgent Care Facilities	43	225,276	1.4%	5,977	2.2%
Other	-	2,062,378 [(B)]	12.7%	-	-
Total	435	$ 16,194,743	100.0%	$ 266,560	100.0%

TOTAL ASSETS BY ASSET TYPE


13%
1%
11%
60%
15%
General Acute Care Hospitals
Behavioral Health Facilities
Post Acute Care Facilities
Freestanding ER/Urgent Care Facilities
Other

TOTAL REVENUES BY ASSET TYPE


2%
13%
20%
65%

DOMESTIC ASSETS BY ASSET TYPE


14%
3%
11%
62%
10%
General Acute Care Hospitals
Behavioral Health Facilities
Post Acute Care Facilities
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC REVENUES BY ASSET TYPE


4%
17%
14%
65%

Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period.

(A) Reflects total assets on our consolidated balance sheets.
(B) Includes our PHP Holdings investment of approximately $340 million.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024 10

PORTFOLIO INFORMATION TOTAL ASSETS—LARGEST INDIVIDUAL FACILITY (June 30, 2024) COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK MPT invests in real estate, not the consolidated financial performance of its Largest Individual tenants. Each facility is underwritten for characteristics that make the Facility as a Percentage Operators (A) infrastructure attractive to any experienced, competent operator—not just of Total Assets the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be 1.9% Steward Health Care attractive to a replacement operator, should we find it necesssary to 1.2% Circle Health transition. Such underwriting characteristics include: 0.8% Priory Group 1.2% Prospect Medical Holdings Competition Physical Quality 0.5% Lifepoint Behavioral Health 48 operators 1.5% Largest Individual Facility Investment is Approximately 2% of MPT Investment Portfolio Demographics Financial and Market TOTAL ASSETS AND REVENUES BY OPERATOR (June 30, 2024) ($ amounts in thousands) Total Percentage of Q2 2024 Percentage of Operators Properties (A) Total Assets Revenues Q2 2024 Revenues Assets Steward Health Care 36 $ 2,826,852 17.5% $ 19,871 7.5% Circle Health 36 2,077,416 12.8% 50,555 19.0% 37 1,260,359 7.8% 24,633 9.2% Priory Group Prospect Medical Holdings 13 1,040,792 6.4% 21,893 8.2% (B) 19 814,133 5.0% 19,826 7.4% Lifepoint Behavioral Health Swiss Medical Network 19 687,500 4.2% 251 0.1% MEDIAN 81 642,239 4.0% 8,066 3.0% Ernest Health 29 618,220 3.8% 19,511 7.3% Lifepoint Health 8 487,647 3.0% 15,234 5.7% Ramsay Health Care 8 395,573 2.5% 6,431 2.4% 43 operators 149 3,281,634 20.3% 80, 289 30.2% Other—2,062,378 12.7% — Total 435 $ 16,194,743 100.0% $ 266,560 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. (B) Formerly Springstone. 11 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

PORTFOLIO INFORMATION TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY (June 30, 2024) ($ amounts in thousands) Total Percentage of Q2 2024 Percentage of U.S. States and Other Countries Properties (A) Total Assets Revenues Q2 2024 Revenues Assets Texas 51 $ 1,472,182 9.1% $ 24,052 9.0% Florida 9 1, 296,622 8.0% 9,283 3.5% California 18 1, 062,797 6.6% 37,419 14.0% Arizona 18 515,086 3.2% 11,056 4.1% Pennsylvania 9 464,689 2.8% 8,194 3.1% 26 Other States 107 3, 090,580 19.1% 70,457 26.5% Other—1, 252,417 7.7% — United States 212 $ 9,154,373 56.5% $ 160,461 60.2% United Kingdom 92 $ 4,075,748 25.2% $ 88,164 33.1% Germany 85 713,744 4.4% 10,106 3.8% Switzerland 19 687,500 4.2% 251 0.1% Spain 9 252,389 1.6% 2,906 1.1% Other Countries 18 501,028 3.1% 4,672 1.7% Other—809,961 5.0% — International 223 $ 7,040,370 43.5% $ 106,099 39.8% Total 435 $ 16,194,743 100.0% $ 266,560 100.0% Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period. (A) Reflects total assets on our consolidated balance sheets. TOTAL ASSETS BY COUNTRY TOTAL REVENUES BY COUNTRY 1% 2% 5% 3% 2% United States 4% 4% United Kingdom 4% Germany 57% 33% 60% Switzerland 25% Spain Other Countries Other ASSETS BY U.S. STATE REVENUES BY U.S. STATE Texas 8% 9% 9% Florida California 4% 8% 26% Arizona Pennsylvania 19% 14% 26 Other States 7% 3% 3% Other 3% 4% 12 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

PORTFOLIO INFORMATION (A)(B) TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.00x 2.5x 2.50x 2.4x 2.2x 2.2x 2.1x 2.1x 2.0x 2.0x 2.00x 1.9x 1.8x 1.7x 1.7x 1.50x 1.00x 0.50x 0.00x (C) General Acute Care Hospitals Post Acute Care Facilities Behavioral Health Total Portfolio Facilities Q1 2023 TTM Q4 2023 TTM Q1 2024 TTM (D) % of Total Assets 60.4% 10.5% 15.0% 85.9% Notes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and March 31, 2024. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment in a way to drive more future revenues. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—All CARES Act Grants received by tenants have been removed from the tenant’s reported financial results in the above time periods.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages and Total Portfolio coverages do not include one Prime Healthcare facility due to sale, Prospect Medical Holdings Connecticut facilities due to pending sale, $150M mortgage investment in Prospect Medical Holdings Pennsylvania facilities, and Steward Health Care due to restructuring. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Facilities and Long Term Acute Care Hospitals. (D) Reflects percentage of total assets on June 30, 2024, balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024 13

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE EXCLUSIVE OF ALL CARES ACT GRANTS EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING Net Investment TTM EBITDARM Rent Coverage Tenant Primary Property Type (A) (in thousands) (B) N/A $ 1,819,805 General Acute Steward Health Care 2.3x Priory Group 1, 220,261 Behavioral 1.6x MEDIAN 642,239 Post Acute 2.1x Ernest Health 618,220 Post Acute (C) 1.3x Prospect Medical Holdings 509,620 General Acute Prime Healthcare 261,086 General Acute 2.1x Aspris Children’s Services 240,076 Behavioral 2.2x Vibra Healthcare 215,787 Post Acute 1.1x Pipeline Health System 210,987 General Acute 1.7x Surgery Partners 197,407 General Acute 7.1x Cordiant Healthcare Services 116,511 General Acute 1.2x 7.2x Ardent Health Services 84, 174 General Acute 3.1x Other Reporting Tenants 471,274 Various 2.3x Total $ 6,607,447 Net Investment Tenant Primary Property Type TTM EBITDARM Rent Coverage (A) (in thousands) 2.5x International Operator 1 $ 2,028,255 General Acute 0.8x Domestic Operator 1 487,647 General Acute 1.7x Domestic Operator 2 373,398 General Acute / Post Acute 1.5x Domestic Operator 3 778,939 Behavioral Total $ 3,668,239 1.9x PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE Net Investment Tenant Primary Property Type Comments (A) (in thousands) Second largest group of private hospitals in Switzerland Swiss Medical Network $ 444,275 General Acute One of the largest health care operators in the world; Ramsay Health Care UK 395,573 General Acute Parent guaranty; Investment grade-rated One of Finland’s leading providers of social and health Pihlajalinna 209,025 General Acute services Saint Luke’s—Kansas City 125,060 General Acute Investment grade-rated One of the largest nonprofit health care operators in the CommonSpirit Health 106,407 General Acute U.S.; Investment grade-rated NHS 86,356 General Acute Single-payor government entity in UK Part of CommonSpirit; Parent guaranty; Investment grade- Dignity Health 42, 869 General Acute rated NeuroPsychiatric Hospitals 26,545 Behavioral Parent guaranty Community Health Systems 25, 683 General Acute U.S. hospital operator with substantial operating history 10, 974 N/A Other Tenants General Acute Total $ 1,472,767 Above data represents approximately 85% of MPT Total Real Estate Investment Notes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and March 31, 2024. (A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development. (B) Coverage not available due to restructuring. (C) Prospect Medical Holdings coverage includes California facilities only. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024 14

PORTFOLIO INFORMATION SUMMARY OF INVESTMENTS (For the six months ended June 30, 2024) (Amounts in thousands) (A) Operator Location Commencement Date Investment Capital Additions, Development and Various $ 112,160 Various (B) Other Funding for Existing Tenants $ 112,160 SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF JUNE 30, 2024 (Amounts in thousands) Costs Incurred as of Estimated Construction Operator Location Commitment June 30, 2024 Completion Date IMED Hospitales Spain $ 37,526 $ 25,688 Q4 2024 IMED Hospitales Spain 51,440 19,514 Q1 2026 $ 88, 966 $ 45,202 (A) Excludes transaction costs, such as real estate transfer and other taxes. Amount assumes exchange rate as of the investment date. (B) Reflects normal capital additions that extend the life or improve existing facilities on which we would expect to receive a return equal to the lease rate for the respective facility. This includes over 10 facilities and seven different operators. Note: Due to Steward restructuring, the Texas development is omitted from this schedule. 15 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Six Months Ended June 30, 2024 June 30, 2023 June 30, 2024 June 30, 2023 REVENUES Rent billed $ 183, 764 $ 247, 491 $ 383, 063 $ 495, 648 Straight-line rent 38,381 (39,329) 83,117 17,364 Income from financing leases 27,641 68,468 44,034 81,663 Interest and other income 16,774 60,765 27,662 92,931 Total revenues 266,560 337,395 537,876 687,606 EXPENSES Interest 101,430 104,470 210,115 202,124 Real estate depreciation and amortization 102,240 364,403 177,826 448,263 (A) 7, 663 24,676 12,481 31,786 Property-related General and administrative 35,327 35,604 68,675 77,328 Total expenses 246,660 529,153 469,097 759,501 OTHER (EXPENSE) INCOME Gain on sale of real estate 384,824 167 383,401 229 Real estate and other impairment charges, net (137,419)—(830,507) (89,538) (Loss) earnings from equity interests (401,757) 12,224 (391,208) 23,576 Debt refinancing and unutilized financing costs (2,964) (816) (2,964) (816) Other (including fair value adjustments on securities) (167,686) (10,512) (397,031) (15,678) Total other (expense) income (325,002) 1, 063 (1,238,309) (82,227) Loss before income tax (305,102) (190,695) (1,169,530) (154,122) Income tax (expense) benefit (14,557) 148,262 (25,506) 144,719 Net loss (319,659) (42,433) (1, 195,036) (9,403) Net (income) loss attributable to non-controlling interests (976) 396 (1,224) 160 Net loss attributable to MPT common stockholders $ (320,635) $ (42,037) $ (1,196,260) $ (9,243) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net loss attributable to MPT common stockholders $ (0.54) $ (0.07) $ (1.99) $ (0.02) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 600,057 598,344 600,181 598,323 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 600,057 598,344 600,181 598,323 $—$—DIVIDENDS DECLARED PER COMMON SHARE $ 0.30 $ 0.29 $ 0.30 $ 0.58 (A) Includes $4.9 million and $21.1 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended June 30, 2024 and 2023, respectively, and $7.2 million and $25.3 million for the six months ended June 30, 2024 and 2023, respectively. 16 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) June 30, 2024 December 31, 2023 (A) (Unaudited) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 11,949,385 $ 13,237,187 Investment in financing leases 1,181,959 1,231,630 Mortgage loans 399,150 309,315 Gross investment in real estate assets 1 3,530,494 1 4,778,132 Accumulated depreciation and amortization (1,417,910) (1,407,971) Net investment in real estate assets 1 2,112,584 1 3,370,161 Cash and cash equivalents 606,550 250,016 Interest and rent receivables 3 9,471 4 5,059 Straight-line rent receivables 664,271 635,987 Investments in unconsolidated real estate joint ventures 1,143,231 1,474,455 Investments in unconsolidated operating entities 635,206 1,778,640 Other loans 505,942 292,615 Other assets 487,488 457,911 Total Assets $ 16,194,743 $ 18,304,844 LIABILITIES AND EQUITY Liabilities Debt, net $ 9 ,369,064 $ 10,064,236 Accounts payable and accrued expenses 446,893 412,178 Deferred revenue 2 5,700 3 7,962 Obligations to tenants and other lease liabilities 160,009 156,603 Total Liabilities 10,001,666 10,670,979 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding — Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding—600,057 shares at June 30, 2024 and 598,991 shares at December 31, 2023 600 599 Additional paid-in capital 8,571,662 8,560,309 Retained deficit (2,348,170) (971,809) Accumulated other comprehensive (loss) income (33,910) 4 2,501 Total Medical Properties Trust, Inc. Stockholders’ Equity 6,190,182 7,631,600 Non-controlling interests 2,895 2,265 Total Equity 6,193,077 7,633,865 Total Liabilities and Equity $ 16,194,743 $ 18,304,844 (A) Financials have been derived from the prior year audited financial statements. 17 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES (As of and for the three months ended June 30, 2024) (Unaudited) ($ amounts in thousands) Swiss Medical HM (B) (F) MEDIAN Policlinico di Monza Total MPT Pro Rata Share (C) (G) Network Hospitales Gross real estate $ 1,900,392 $ 1,560,040 $ 179,569 $ 362,708 $ 4,002,709 $ 2,295,227 Cash 42,975 2,016 8,659 2,130 55,780 28,187 Accumulated depreciation and amortization (258,532) (163,030) (34,372) (35,227) (491,161) (276,425) Other assets 76,778 41,199 1,496 8,500 127,973 71,801 Total Assets $ 1,761,613 $ 1,440,225 $ 155,352 $ 338,111 $ 3,695,301 $ 2,118,790 Debt (third party) $ 699,914 $ 700,886 $—$ 138,515 $ 1,539,315 $ 902,909 Other liabilities 138,376 104,661 (369) 81,759 324,427 179,058 (A) Equity and shareholder loans 923,323 634,678 155,721 117,837 1,831,559 1,036,823 Total Liabilities and Equity $ 1,761,613 $ 1,440,225 $ 155,352 $ 338,111 $ 3,695,301 $ 2,118,790 MPT share of real estate joint venture 50% 70% 50% 45% Total $ 461,662 $ 444,275 $ 77,860 $ 53,027 $ 1,036,824 (E) CommonSpirit joint venture investment 106,407 Total share of real estate joint ventures $ 1,143,231 Swiss Medical HM (B) (F) Total MPT Pro Rata Share MEDIAN Policlinico di Monza (C) (G) Network Hospitales Total revenues $ 33,353 $ 17,348 $ 1, 224 $ 3, 815 $ 55,740 $ 31,121 Expenses: Property-related $ 77 7 $ 1,554 $ 90 9 $ 11 $ 3,251 $ 1,908 Interest 13,086 4,889—553 18,528 10,214 Real estate depreciation and amortization 11,214 8,719 1,041 2,051 23,025 13,154 General and administrative 623 300 (55) 12 880 500 Income taxes 1,336 291—303 1,930 1,008 Total expenses $ 27,036 $ 15,753 $ 1, 895 $ 2, 930 $ 47,614 $ 26,784 $ 6, 317 $ 1, 595 $ (671) $ 885 $ 4, 337 Net Income $ 8,126 MPT share of real estate joint venture 50% 70% 50% 45% Earnings from equity interests $ 3,159 $ 1,116 $ (336) $ 398 $ 4,337 Steward Health Care joint venture income 4,717 (D) (410,790) Steward Health Care joint venture impairment Amortization of equity investments (21) Total loss from equity interests $ (401,757) (A) Includes a €309 million loan from both shareholders. (B) MPT managed joint venture of 71-owned German facilities that are fully leased. (C) Represents ownership in Infracore, which owns and leases 17 Switzerland facilities. We also have two Infracore facilities currently under development. (D) In the second quarter of 2024, we fully impaired our Steward Health Care joint venture equity investment. During the second quarter of 2024, a total of $28M of rent ($14M of our share) was paid to this joint venture. (E) On April 12, 2024, we closed a joint venture on five properties in Utah operated by CommonSpirit for which we hold a 25% interest accounted for under the equity method. We are recording our share of income on a quarterly lag basis. (F) Represents ownership in eight Italian facilities that are fully leased. (G) Represents ownership in two Spanish facilities that are fully leased. 18 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

FINANCIAL STATEMENTS INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES (Amounts in thousands) OPERATING ENTITY INVESTMENT FRAMEWORK MPT’s hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations. Passive investments typically needed in order to acquire the larger real estate Certain of these investments entitle us to customary minority rights and transactions. protections. Cash payments go to previous owner and not to the tenant, with limited No additional operating loss exposure beyond our investment. exceptions. Proven track record of successful investments, including Ernest Health, Capella Operators are vetted as part of our overall underwriting process. Healthcare and Springstone. Potential for outsized returns and organic growth. Investment Ownership Operator as of Structure Interest June 30, 2024 Includes a 49% equity ownership interest in, along with a loan convertible into PHP Holdings, the PHP Holdings $ 335, 708 49.0% managed care business of Prospect. Both instruments are accounted for under the fair value option method. Includes our passive equity ownership interest, along with a CHF 37 million loan as part of a syndicated Swiss Medical Network 174,239 8.9% loan facility. Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our Aevis 68, 986 4.6% original investment of CHF 47 million is marked-to-market quarterly. In order to close the 2021 acquisition of 35 facilities, we made a passive equity investment and a loan to Priory Group 40, 098 9.2% Priory (a subsidiary of MEDIAN) proceeds of which were paid to the former owner. The loan was sold in the first quarter of 2024. Includes our passive equity ownership interest in Aspris, a spin-off of Priory’s education and children’s Aspris 15, 968 9.2% services line of business. Includes our passive equity ownership interest in Caremax, a public care delivery system. Our original Caremax 207 9.9% investment is marked-to-market quarterly. Loan, for which proceeds were paid to Steward’s former private equity sponsor, is secured by the equity (A) Steward Health Care—N/A of Steward and provides for an initial 4% return plus 37% of the increase in the value of Steward over seven years from January 2021. Includes our 49% equity ownership interest and a loan made for the purpose of investing in select (A) International Joint Venture—49.0% international hospital operations. The loan carries a 7.5% interest rate and is secured by the remaining equity of the international joint venture and guaranteed by the other equity owner. Includes our passive equity ownership interest. Proceeds from our original investment of $150 million (A) Steward Health Care—9.9% were paid directly to Steward’s former private equity sponsor and other shareholders. Total $ 6 35,206 INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS 7% 4% 93% 96% (A) As of June 30, 2024, these investments are fully reserved. 19 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

APPENDIX—NON-GAAP RECONCILIATIONS ADJUSTED NET DEBT/ANNUALIZED EBITDAre (Unaudited) (Amounts in thousands) For the Three Months Ended June 30, 2024 ADJUSTED EBITDAre RECONCILIATION Net loss $ (319,659) Add back: Interest 101,430 Income tax 1 4,557 Depreciation and amortization 103,857 Gain on sale of real estate (384,824) Real estate impairment charges 499,324 Adjustment to reflect MPT’s share of unlevered EBITDAre (A) from unconsolidated real estate joint ventures 9,783 2Q 2024 EBITDAre $ 24,468 Share-based compensation 8,521 Write-off of billed and unbilled rent and other 1,188 Other impairment charges, net 4 8,885 Litigation and other 1 1,738 Debt refinancing and unutilized financing costs 2,964 Non-cash fair value adjustments 159,247 Annualized 2Q 2024 Adjusted EBITDAre $ 257,011 $ 1,028,044 (B) (1,344) Adjustments for mid-quarter investment activity 2Q 2024 Transaction Adjusted EBITDAre $ 255,667 $ 1,022,668 ADJUSTED NET DEBT RECONCILIATION Total debt at June 30, 2024 $ 9,369,064 Less: Cash at June 30, 2024 (606,550) Less: Cash funded for building improvements in progress (C) (528,032) and construction in progress at June 30, 2024 Adjusted Net Debt $ 8,234,482 Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDAre as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDAre are held constant. In our calculation, we start with EBITDAre , as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDAre from unconsolidated real estate joint ventures. We then adjust EBITDAre for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDAre . We adjust net debt for cash funded for building improvements in progress and construction in progress for which we are not yet receiving rent to derive Adjusted Net Debt. We adjust Adjusted EBITDAre for the effects from investments and capital transactions that were completed during the period, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Transaction Adjusted EBITDAre . Although non-GAAP measures, we believe Adjusted Net Debt, Adjusted EBITDAre , and Transaction Adjusted EBITDAre are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. (A) Includes only the unlevered portion of our share of EBITDAre from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDAre and net debt. (B) Reflects a full quarter impact from our mid-quarter investments, disposals, and loan payoffs. (C) Excluded development and capital improvement projects that are in process and not yet generating a cash return. 20 MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Head of Financial Strategy and Investor Relations (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2024 6